UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2022

CEDAR REALTY TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-31817	42-1241468
(Commission File Number)	(IRS Employer Identification No.)

928 Carmans Road

Massapequa, New York 11758

(Address of Principal Executive Offices) (Zip Code)

(516) 767-6492

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.06 par value	CDR	New York Stock Exchange
7-1/4% Series B Cumulative Redeemable Preferred Stock, $25.00 Liquidation Value	CDRpB	New York Stock Exchange
6-1/2% Series C Cumulative Redeemable Preferred Stock, $25.00 Liquidation Value	CDRpC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Separation Agreement and Release

On May 6, 2022, Cedar Realty Trust, Inc. (the “Company” or “CDR”) entered into a separation agreement and release (the “Release”) with Robin McBride Zeigler, Senior Executive Vice President and Chief Operating Officer of the Company, pursuant to which Ms. Zeigler resigned from her position with the Company effective as of May 6, 2022. Pursuant to the terms of the Release, Ms. Zeigler will retain any vested shares of restricted Company stock and any vested securities and cash held in the Company’s 2005 Deferred Compensation Plan (the “Plan”) but will not otherwise be entitled to any compensation, severance or bonus after the effective date of her resignation, except for premiums for health insurance under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, for up to 12 months following Ms. Zeigler’s resignation. Ms. Zeigler will also forfeit her unvested equity awards under the Company’s equity incentive plans, as well as the right to any tax gross-up or other tax-related payments from the Company applicable to her vested assets in the Plan.

Consulting Agreement

Concurrently with the execution of the Release, the Company entered into a consulting agreement with an entity controlled by Ms. Zeigler (the “Consultant”), pursuant to which the Consultant will assist the Company with respect to certain matters relating to the Company’s existing joint venture for the construction of an approximately 258,000 square foot six-story commercial building in Washington, D.C. In addition, the Consultant, with and on behalf of the Company, will work to advance the planned redevelopment of two existing Company shopping centers (collectively, “Northeast Heights”). The consulting agreement provides for an up-front payment from the Company to the Consultant of $3.0 million, in addition to a payment of $750,000 upon the earlier of completion of the sale of Northeast Heights to one or more third parties, or the second anniversary of the agreement.

The foregoing description of the Release does not purport to be complete and is qualified in its entirety by reference to the full text of the Release, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Transaction Bonus to Gregg Gonsalves

On May 6, 2022, the compensation committee of the Board of Directors (the “Board”) of the Company unanimously approved a transaction bonus in the amount of $100,000 for Gregg Gonsalves, to be paid contingent upon the closing of the Company’s previously announced asset-sale and merger transactions, in recognition of Mr. Gonsalves’ exceptional efforts as Chairman of the Board.

Item 8.01 Other Events.

Update on Transaction Litigation

As previously reported, on March 2, 2022 the Company entered into definitive agreements for the sale of the Company and all of its assets in a series of related all-cash transactions (the “Transactions”). On April 5, 2022, a purported stockholder of the Company filed a complaint against the Company and the Board in the United States District Court for the Eastern District of New York, entitled Stein v. Cedar Realty Trust, Inc. et. al., Civil Action No. 22-cv-1944. On April 6, 2022, another purported stockholder of the Company filed a complaint against the Company and the Board in the United States District Court for the Eastern District of New York, entitled Wang v. Cedar Realty Trust, Inc. et. al., Civil Action No. 22-cv-1975. On April 18, 2022, another purported stockholder of the Company filed a complaint against the Company and the Board in the United States District Court for the Eastern District of New York, entitled Whitfield v. Cedar Realty Trust, Inc. et. al., Civil Action No. 22-cv-02204. Also on April 18, 2022, a purported stockholder filed a complaint against the Company and the Board in the United States District Court for the Eastern District of Pennsylvania, entitled Waterman v. Cedar Realty Trust, Inc. et. al., Civil Action No. 22-cv-01489. On April 22, 2022, a purported stockholder filed a complaint against the Company and the Board in the United States District Court for the Eastern District of Pennsylvania, entitled Thornburgh v. Cedar Realty Trust, Inc. et. al., Civil Action No. 22-cv-02304. In each action, the complaint alleges violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) in connection with the proposed Transactions. The complaints generally allege that the preliminary proxy statement on Schedule 14A filed by the Company with the Securities and Exchange Commission (the “SEC”) on April 5, 2022 omits material information regarding financial projections, the financial analysis conducted by JLL Securities in connection with its fairness opinion, conflicts of interest on behalf of JLL Securities and BofA Securities, and the terms of BofA Securities’ engagement. The complaints seek, among other things, an injunction preventing the consummation of the Transactions, or, in the event the Transactions are consummated, to recover damages resulting from defendants’ alleged violations of the Exchange Act.

On April 8, 2022, several purported holders of the Company’s outstanding preferred stock filed a putative class action complaint against the Company, the Board, and Wheeler Real Estate Investment Trust, Inc. (“Wheeler”) in Montgomery County Circuit Court, Maryland, entitled Sydney, et al. v. Cedar Realty Trust, Inc., et al., Case No. C-15-CV-22-00152. On May 6, 2022, plaintiffs in the Sydney action filed an amended complaint. The amended complaint alleges on behalf of a putative class of holders of the Company’s preferred stock, among other things, against the Company and the Board, claims for breach of contract with respect to the articles supplementary governing the terms of the Company’s preferred stock and breach of fiduciary duty, and, against Wheeler, tortious interference and aiding and abetting breach of fiduciary duty. On May, 6, 2022, a purported holder of the Company’s outstanding preferred stock filed a putative class action complaint against the Company and the Board in the United States District Court for the District of Maryland, entitled Kim v. Cedar Realty Trust, Inc., et al., Civil Action No. 22-cv-01103. The complaint alleges on behalf of a putative class of holders of the Company’s preferred stock, among other things, claims for declaratory and injunctive relief with respect to the articles supplementary governing the terms of the Company’s preferred stock and breach of fiduciary duty. Both the Sydney and Kim complaints seeks, among other things, (i) a declaration that holders of the Company’s preferred stock are entitled to exercise either their conversion rights or liquidation rights as set forth in the article supplementary, (ii) compensatory damages, and (iii) an injunction enjoining the distribution to the Company’s common shareholders of the proceeds of any of the Transactions pending a determination of the merits of plaintiff’s claims. In addition, the Sydney complaint seeks an injunction enjoining the merger with Wheeler. Also on May 6, 2022, the plaintiffs in Sydney filed a motion for a preliminary injunction to temporarily enjoin the merger with Wheeler and the distribution to the Company’s common shareholders of the proceeds of any of the Transactions until their claims have been fully adjudicated on the merits, and have asked the court for a hearing on this motion in advance of the stockholder vote on May 27, 2022. If the court grants the plaintiffs’ motion for a preliminary injunction, that ruling could result in a delay of the distribution of the proceeds from the Transactions.

The Company believes that the respective allegations asserted against the Company and other defendants in the lawsuits described above are without merit. Similar lawsuits may be filed in the future in connection with the proposed Transactions.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Separation Agreement and Release, by and between Robin McBride Zeigler and Cedar Realty Trust, Inc., dated as of May 6, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

In connection with the proposed Transactions, CDR has filed with the SEC a definitive proxy statement on Schedule 14A. Investors and stockholders of CDR are urged to read the proxy statement (including any amendments and supplements thereto) relating to the proposed Transactions carefully when they become available. Stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about CDR once these documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov or free of charge from CDR by directing a request to Investor Relations at (516) 944-4561.

Participants in the Solicitation

CDR and its directors and executive officers may be deemed to be participants in the solicitation of proxies from CDR’s stockholders in connection with the proposed Transactions. Information about the directors and executive officers of CDR is set forth in its proxy statement for its 2021 annual meeting of stockholders on Schedule 14A filed with the SEC on April 30, 2021, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 11, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

The information included herein, together with other statements and information publicly disseminated by CDR, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. CDR intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions.

Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import, or the negative thereof. Factors that could cause actual results, performance or achievements to differ materially from current expectations include, but are not limited to: (i) the proposed Transactions may not be completed in a timely manner or at all, including the risk that any required approvals, including the approval of the Company’s stockholders, are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Company or the expected benefits of the proposed Transactions; (ii) the possibility that any or all of the various conditions to the consummation of the Transactions may not be satisfied or waived; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of one or more of the definitive Transaction agreements, including in circumstances which would require the Company to pay a termination fee or other expenses; (iv) the risk that the pending shareholder litigation in connection with the Transactions, or additional lawsuits that may be filed in the future in connection with the Transactions, may result in significant costs of defense, indemnification and liability; (v) the economic, political and social impact of, and uncertainty relating to, the COVID-19 pandemic, including: (a) the effectiveness or lack of effectiveness of governmental relief in providing assistance to large and small businesses, particularly including our retail tenants and other retailers, that have suffered significant declines in revenues as a result of mandatory business shut-downs, “shelter-in-place” or “stay-at-home” orders and social distancing practices, as well as individuals adversely impacted by the COVID-19 pandemic, (b) the duration of any such orders or other formal recommendations for social distancing and the speed and extent to which revenues of our retail tenants recover following the lifting of any such orders or recommendations, (c) the potential impact of any such events on the obligations of the Company’s tenants to make rent and other payments or honor other commitments under existing leases, (d) the potential adverse impact on returns from redevelopment projects, (e) to the extent we were seeking to sell properties in the near term, significantly greater uncertainty regarding our ability to do so at attractive prices, and (f) the broader impact of the severe economic contraction and increase in unemployment that has occurred in the short term and negative consequences that will occur if these trends are not quickly reversed; (vi) the ability and willingness of the Company’s tenants and other third parties to satisfy their obligations under their respective contractual arrangements with the Company; (vii) the loss or bankruptcy of the Company’s tenants, particularly in light of the adverse impact to the financial health of many retailers that has occurred and continues to occur as a result of the COVID-19 pandemic; (viii) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration, the Company’s ability to re-lease its properties on the same or better terms in the event of nonrenewal or in the event the Company exercises its right to replace an existing tenant, and obligations the Company may incur in connection with the replacement of an existing tenant, particularly, in light of the adverse impact to the financial health of many retailers that has occurred and continues to occur as a result of the COVID-19 pandemic, and the significant uncertainty as to when and the conditions under which potential tenants will be able to operate physical retail locations in future; (ix) macroeconomic conditions, such as a disruption of or lack of access to capital markets and the adverse impact of the recent significant decline in the Company’s share price from prices prior to the spread of the COVID-19 pandemic; (x) financing risks, such as the Company’s inability to obtain new financing or refinancing on favorable terms as the result of market volatility or instability; (xi) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors, including the potential phasing out of LIBOR after 2021; (xii) the impact of the Company’s leverage on operating performance; (xiii) risks related to the market for retail space generally, including reductions in consumer spending, variability in retailer demand for leased space, adverse impact of e-commerce, ongoing consolidation in the retail sector and changes in economic conditions and consumer confidence; (xiv) risks endemic to real estate and the real estate industry generally; (xv) competitive risks; (xvi) risks related to the geographic concentration of the Company’s properties in the Washington, D.C. to Boston corridor; (xvii) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; (xviii) the inability of the Company to realize anticipated returns from its redevelopment activities; (xix) uninsured losses; (xx) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; and (xxi) information technology security breaches. For further discussion of factors that could materially affect the outcome of forward-looking statements, see “Risk Factors” in Part I, Item 1A, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and other documents that the Company files with the SEC from time to time.

Except for ongoing obligations to disclose material information as required by the federal securities laws, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. All of the above factors are difficult to predict, contain uncertainties that may materially affect the Company’s actual results and may be beyond the Company’s control. New factors emerge from time to time, and it is not possible for the Company’s management to predict all such factors or to assess the effects of each factor on the Company’s business. Accordingly, there can be no assurance that the Company’s current expectations will be realized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR REALTY TRUST, INC.

/s/ Bruce J. Schanzer
Bruce J. Schanzer
President and Chief Executive Officer
(Principal executive officer)

Dated: May 12, 2022